Exhibit 10.5

EXTENSION OF WARRANT AGREEMENT

April 26, 2022

THIS EXTENSION OF WARRANT AGREEMENT (this “Agreement”) is made and entered into as of April 26, 2022, by and between Clayton A. Struve (the “Holder”) and Know Labs, Inc., a Nevada corporation f/k/a Visualant, Incorporated (the “Company”).

WHEREAS, the Holder owns those certain Warrants to purchase shares in the Company, as set forth in Schedule A, attached hereto and incorporated herein by reference (the “Warrant(s)”) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the respective Warrants);

WHEREAS, the Warrants have varying expiration dates throughout 2022 and 2023;

WHEREAS, in April 2022, the Holder and the Company extended the maturity date of certain promissory notes held by the Holder; and as consideration for such extension, the Company wishes to amend each respective Warrants to extend its expiration date by one (1) year from its currently stated expiration date, as set forth in Schedule A (see Amended Expiration Date); and

WHEREAS, the reference warrants have a reset on their exercise price which has previously been conveyed to the Holder by the Company which exercise price of twenty-five cents ($0.25) is confirmed in this extension agreement,

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct in all material respects and are hereby incorporated herein as a material part of this First Amendment.

2.	Amendment of Expiration Date. The Expiration Date of the Warrants are hereby amended to the Amended Expiration Date as set forth in Schedule A, attached hereto and incorporated herein by reference.

3.	Full Force and Effect of Other Terms. The Parties hereby confirm that all other terms and conditions of the Agreement are in full force and effect and are un-amended except as expressly provided in this First Amendment, including the exercise price of twenty-five cents ($0.25) per share.

4.	Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.	Electronic Signatures. The Parties agree that any form of electronic signature, including but not limited to signatures via facsimile, scanning, or electronic mail, may substitute for the original signature and shall have the same legal effect as the original signature

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:

KNOW LABS, INC.

/s/ Ronald P. Erickson

By: Ronald P. Erickson

Its: Chairman

Holder:

/s/ Clayton A. Struve

Clayton A. Struve

SCHEDULE A

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Original Expiration Date	Amended Expiration Date
Clayton A. Struve Warrant	08-14-2017	1,440,000	$0.25	08-13-2023	08-13-2024
Clayton A. Struve Warrant	12-12-2017	1,200,000	$0.25	12-11-2023	12-11-2024
Clayton A. Struve Warrant	08-04-2016	1,785,715	$0.25	08-04-2023	08-04-2024
Clayton A. Struve Warrant	02-28-2018	1,344,000	$0.25	02-28-2023	02-28-2024